Exhibit 99.1

COMCAST ANNOUNCES EXPIRATION DATE RESULTS FOR DEBT EXCHANGE OFFERS AND CASH OFFERS; AMENDS EXCHANGE OFFERS AND CASH OFFERS FOR 4.150% NOTES DUE 2028 AND 4.550% NOTES DUE 2029

Philadelphia, Pennsylvania, September 29, 2025 - Comcast Corporation (Nasdaq: CMCSA)

Exchange Offers

Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) today announced the preliminary expiration date results of its seven separate private offers to exchange (collectively, the “Exchange Offers”) any and all of the outstanding series of notes listed in the tables below (collectively, the “Old Notes”) in exchange for newly issued 5.168% Notes due 2037 (the “New 2037 Notes”) and 5.218% Notes due 2038 (the “New 2038 Notes” and, together with the New 2037 Notes, the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated September 22, 2025 (the “Original Offering Memorandum”), the eligibility certification and the accompanying exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery” which, together with the Original Offering Memorandum and the eligibility certification, constitute the “Exchange Offer Documents”). Unless otherwise defined herein, capitalized terms related to the Exchange Offers used under the heading “Exchange Offers” have the respective meanings assigned thereto in the Exchange Offer Documents.

The tables below indicate, among other things, the aggregate principal amount of each series of Old Notes validly tendered for exchange and not validly withdrawn at or prior to the Exchange Offer Expiration Date in connection with Comcast’s offer to exchange any and all of its outstanding notes listed below for the New Notes:

Pool 1 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Aggregate Principal Amount Tendered for Exchange	Principal Amount Tendered for Exchange by the Expiration Date	Principal Amount Tendered for Exchange Subject to Guaranteed Delivery
1	5.350% Notes due 2027	20030N EA5	$750	$79,663,000	$68,880,000	$10,783,000
2	3.150% Notes due 2028	20030N CA7	$1,650	$213,182,000	$196,682,000	$16,500,000
3	3.550% Notes due 2028	20030N CH2	$1,000	$127,780,000	$122,912,000	$4,868,000
4	3.300% Notes due 2027	20030N DK4	$800	$133,806,000	$131,656,000	$2,150,000
5	5.100% Notes due 2029	20030N EH0	$750	$119,547,000	$116,623,000	$2,924,000

Pool 2 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Aggregate Principal Amount Tendered for Exchange(1)	Principal Amount Tendered for Exchange by the Expiration Date	Principal Amount Tendered for Exchange Subject to Guaranteed Delivery
1	4.150% Notes due 2028	20030N CT6	$3,975	$370,199,000	$363,456,000	$6,743,000
2	4.550% Notes due 2029	20030N ED9	$1,000	$98,664,000	$97,089,000	$1,575,000

As the aggregate principal amount of each series of Pool 1 Notes validly tendered for exchange and not validly withdrawn at or prior to the Exchange Offer Expiration Date is less than the New 2037 Notes Maximum Amount but greater than New 2037 Notes Minimum Condition, subject to the satisfaction or waiver of the conditions of the Exchange Offers described in the Original Offering Memorandum, Comcast expects to accept for exchange all such Pool 1 Notes validly tendered for exchange and not validly withdrawn at or prior to the Exchange Offer Expiration Date. Assuming such acceptance and assuming all Pool 1 Notes tendered for exchange subject to guaranteed delivery are delivered pursuant to the Guaranteed Delivery Procedures, Comcast expects to issue approximately $714 million aggregate principal amount of New 2037 Notes in exchange for such Pool 1 Notes. The actual aggregate principal amount of New 2037 Notes that will be issued on the Exchange Offer Settlement Date in exchange for such Pool 1 Notes is subject to change, based on the amount of Pool 1 Notes delivered pursuant to the Guaranteed Delivery Procedures.

Comcast has amended the terms and conditions of the Exchange Offers for the 4.150% Notes due 2028 (the “2028 Notes”) and 4.550% Notes due 2029 (the “2029 Notes”) (the “Amended Pool 2 Exchange Offers”). The Amended Pool 2 Exchange Offers consist of two separate private offers to exchange any and all of the outstanding 2028 Notes and 2029 Notes (collectively, the “Pool 2 Notes”) in exchange for the New 2037 Notes on the terms and subject to the conditions set forth in the Original Offering Memorandum as supplemented by the Supplement to the Offering Memorandum dated September 29, 2025 (as supplemented, the “Amended Offering Memorandum”), the eligibility certification and the accompanying exchange offer notice of guaranteed delivery for the Amended Pool 2 Exchange Offers (the “Amended Exchange Offer Notice of Guaranteed Delivery” which, together with the Amended Offering Memorandum and the eligibility certification, constitute the “Amended Exchange Offer Documents”). Any New 2037 Notes issued in exchange for the Pool 2 Notes in connection with the Amended Pool 2 Exchange Offers will be in addition to, and be treated as a single series of securities with, the New 2037 Notes that Comcast expects to issue in exchange for the Pool 1 Notes referenced above.  For the avoidance of doubt, no New 2038 Notes will be issued in connection with the Exchange Offer or the Amended Exchange Offer. Only holders who have duly completed and returned an eligibility certification certifying that they are an Exchange Offer Eligible Holder (as defined below) are authorized to receive the Original Offering Memorandum and the Amended Offering Memorandum and to participate in the Amended Pool 2 Exchange Offers.

The Amended Pool 2 Exchange Offers will each expire at 5:00 p.m. (Eastern time) on October 3, 2025, unless extended or earlier terminated (such date and time with respect to an Amended Pool 2 Exchange Offer, as the same may be extended with respect to such Amended Pool 2 Exchange Offer, the “Amended Pool 2 Exchange Offer Expiration Date”). Pool 2 Notes tendered for exchange may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on October 3, 2025, unless extended or earlier terminated (such date and time with respect to an Amended Pool 2 Exchange Offer, as the same may be extended with respect to such Amended Pool 2 Exchange Offer, the “Amended Pool 2 Exchange Offer Withdrawal Date”), but not thereafter, unless extended by Comcast. The “Amended Pool 2 Exchange Offer Settlement Date” with respect to an Amended Pool 2 Exchange Offer will be promptly following the Amended Pool 2 Exchange Offer Expiration Date and is expected to be October 9, 2025.

On the terms and subject to the conditions set forth in the Amended Exchange Offer Documents, Comcast is offering to exchange any and all Pool 2 Notes for the New 2037 Notes:

Acceptance Priority Level(1)	Title of Series of Pool 2 Notes to be Exchanged	CUSIP / ISIN	Principal Amount Outstanding (mm)	Total Exchange Price(2)
1	4.150% Notes due 2028	20030N CT6 / US20030NCT63	$3,975	$1,007.68
2	4.550% Notes due 2029	20030N ED9 / US20030NED93	$1,000	$1,020.42

(1) Subject to the satisfaction or waiver of the conditions of the Amended Pool 2 Exchange Offers described in the Amended Offering Memorandum, including if the applicable Amended Pool 2 New Notes Capacity Condition (as defined below) and/or the corresponding applicable Amended Pool 2 Cash Offer Completion Condition (as defined below) is not satisfied with respect to every series of Pool 2 Notes, the respective aggregate principal amounts of Pool 2 Notes of each series that are accepted for exchange will be based on the order of their respective Acceptance Priority Level for such series as set forth in the tables above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 2 being the lowest Acceptance Priority), such that the aggregate principal amount of Pool 2 Notes accepted in the Amended Pool 2 Exchange Offers results in the issuance of New 2037 Notes in an amount not exceeding the Amended Pool 2 New 2037 Notes Maximum Amount (as defined below). It is possible that the 2028 Notes will not be accepted for exchange even if the 2029 Notes are accepted for exchange.

(2) The Total Exchange Price for each series of Pool 2 Notes is the same price as determined for that series of Pool 2 Notes on September 26, 2025, prior to the amendments to the Exchange Offer for the Pool 2 Notes.  However, the Total Exchange Price payable per each $1,000 principal amount of a series of Pool 2 Notes validly tendered for exchange will be payable in the specified principal amount of New 2037 Notes for the applicable series of Pool 2 Notes. As determined on September 26, 2025, the New 2037 Notes will pay coupons at a semi-annual rate of 5.168%. The Total Exchange Price does not include the applicable Accrued Coupon Payment (as defined below), which will be payable in cash in addition to the applicable Total Exchange Price.

Upon the terms and subject to the conditions set forth in the Amended Exchange Offer Documents, Exchange Offer Eligible Holders (as defined below) who (i) validly tender, and who do not validly withdraw, Pool 2 Notes at or prior to the Amended Pool 2 Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed

Amended Exchange Offer Notice of Guaranteed Delivery and all other required documents at or prior to the Amended Pool 2 Exchange Offer Expiration Date and validly tender their Pool 2 Notes at or prior to the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and whose Pool 2 Notes are accepted for exchange by us, will receive the applicable Total Exchange Price for each $1,000 principal amount of such Pool 2 Notes, which will be payable in principal amount of New 2037 Notes.

Pool 2 Notes that were validly tendered at or prior to the original Exchange Offer Expiration Date for the original Exchange Offers for the Pool 2 Notes and not validly withdrawn at or prior to the original Exchange Offer Withdrawal Date for such Exchange Offers will remain valid and will not be automatically withdrawn in connection with the amendment to the Exchange Offers for the Pool 2 Notes. Holders may withdraw such tendered Notes at or prior to the Amended Pool 2 Exchange Offer Withdrawal Date.

Pool 2 Notes that were subject to an Exchange Offer Notice of Guaranteed Delivery delivered (together with all other required documents) to the Exchange Agent at or prior to the original Exchange Offer Expiration Date for the original Exchange Offers may, but are not required to, be validly tendered at or prior to the Amended Pool 2 Exchange Offer Guaranteed Delivery Date using the Guaranteed Delivery Procedures.

Comcast is offering to accept for exchange validly tendered Pool 2 Notes using a “waterfall” methodology under which the Pool 2 Notes will be accepted in the order of their respective Acceptance Priority Levels as listed in the table above, subject to Comcast issuing no more than $1 billion aggregate principal amount of New 2037 Notes in all of the Exchange Offers for the Pool 2 Notes (the “Amended Pool 2 New 2037 Notes Maximum Amount”). For the avoidance of doubt, the Amended Pool 2 New 2037 Notes Maximum Amount is in addition to the aggregate principal amount of New 2037 Notes that is expected to be issued in exchange for the Pool 1 Notes. However, subject to applicable law, Comcast, in its sole discretion, has the option to waive or increase the Amended Pool 2 New 2037 Notes Maximum Amount at any time.

Subject to the satisfaction or waiver of the conditions of the Amended Pool 2 Exchange Offers described in the Amended Offering Memorandum, Comcast will, in accordance with the Acceptance Priority Levels, accept for exchange all Notes of each series of Pool 2 Notes validly tendered and not validly withdrawn, so long as (1) the aggregate Total Exchange Price for all validly tendered and not validly withdrawn Notes of such series, plus (2) if applicable, the aggregate Total Exchange Price for all validly tendered and not validly withdrawn Notes of a series having a higher Acceptance Priority Level than such series, is equal to, or less than, the Amended Pool 2 New 2037 Notes Maximum Amount; provided, however, that Comcast may: (x) waive the New Notes Capacity Condition with respect to an Amended Pool 2 Exchange Offer and accept all Notes of the series sought in such Amended Pool 2 Exchange Offer, and, if applicable, accept all Notes of a series of Notes sought in an Amended Pool 2 Exchange Offer with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip an Amended Pool 2 Exchange Offer for a series of Pool 2 Notes that would have caused the Amended Pool 2 New 2037 New Notes Maximum Amount to be exceeded and exchange all Notes of a series in an Amended Pool 2 Exchange Offer having a lower

Acceptance Priority Level so long as Comcast is able to exchange the full amount of validly tendered and not validly withdrawn Notes in such Amended Pool 2 Exchange Offer without exceeding the Amended Pool 2 New 2037 Notes Maximum Amount. Subject to applicable law, Comcast may waive or increase the Amended Pool 2 New 2037 Notes Maximum Amount at any time.

The Total Exchange Price payable per each $1,000 principal amount of a series of Pool 2 Notes validly tendered for exchange will be payable in a principal amount of New 2037 Notes specified in the table above.

In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders (as defined below) whose Pool 2 Notes are accepted for exchange will receive a cash payment equal to (1) the accrued and unpaid interest on such Pool 2 Notes from and including the immediately preceding interest payment date for such Pool 2 Notes to, but excluding, the Amended Pool 2 Exchange Offer Settlement Date less (2) the accrued and unpaid interest on the New 2037 Notes from the initial issuance date of such series, which is expected to be October 2, 2025, to, but excluding, the Amended Pool 2 Exchange Offer Settlement Date. Interest will cease to accrue on the Amended Pool 2 Exchange Offer Settlement Date for all Pool 2 Notes accepted in the Amended Pool 2 Exchange Offers, including those Pool 2 Notes tendered through the Guaranteed Delivery Procedures. The Amended Pool 2 Exchange Offers are not subject to any Minimum Condition Requirement.

Comcast’s obligation to accept any series of Pool 2 Notes tendered in the Amended Pool 2 Exchange Offers is subject to the satisfaction of certain conditions applicable to the Amended Pool 2 Exchange Offer for such series as described in the Amended Offering Memorandum, including, among others, the applicable Amended Pool 2 New Notes Capacity Condition and the applicable Amended Pool 2 Cash Offer Completion Condition. Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Amended Pool 2 Exchange Offer, other than conditions described by Comcast as non-waivable.

The maximum principal amount of New 2037 Notes that Comcast will issue in the Amended Pool 2 Exchange Offers for the Pool 2 Notes will not exceed the Amended Pool 2 New 2037 Notes Maximum Amount, unless waived by Comcast as provided herein. Notwithstanding any other provision in the Amended Offering Memorandum to the contrary, if at the Amended Pool 2 Exchange Offer Expiration Date, the aggregate Total Exchange Price payable for all validly tendered Pool 2 Notes of a particular series is greater than the Amended Pool 2 New 2037 Notes Maximum Amount (after exchanging all validly tendered Pool 2 Notes of each series with a higher Acceptance Priority Level), then Comcast will not be obligated to accept for exchange, or issue any New 2037 Notes in exchange for, such series of Pool 2 Notes and may terminate the Amended Pool 2 Exchange Offer with respect to such series (the “Amended Pool 2 New Notes Capacity Condition”) in accordance with the Acceptance Priority Procedures described in the Amended Offering Memorandum.

Each series of Pool 2 Notes that is subject to an Amended Pool 2 Exchange Offer pursuant to the Amended Exchange Offer Documents is also subject to a corresponding Amended Pool 2 Cash Offer (as defined below) pursuant to the Amended Offer to Purchase (as defined below), which Amended Pool 2 Cash Offer is only available to Cash Offer Eligible Holders (as defined below). The Acceptance Priority Levels for the Amended Pool 2 Cash Offers correspond to the Acceptance Priority Levels in the Amended Pool 2 Exchange Offers. Comcast’s obligation to complete an Amended Pool 2 Exchange Offer with respect to a particular series of Pool 2 Notes is conditioned on the timely satisfaction or waiver of all conditions precedent to the completion of the corresponding Amended Pool 2 Cash Offer for such series of Pool 2 Notes (with respect to each Amended Pool 2 Exchange Offer, the “Amended Pool 2 Cash Offer Completion Condition”), and Comcast’s obligation to complete an Amended Pool 2 Cash Offer with respect to a particular series of Pool 2 Notes is subject to various conditions, as set forth in the Amended Offer to Purchase, including (i) that all of the conditions precedent to the completion of the corresponding Amended Pool 2 Exchange Offer are timely satisfied or waived and (ii) that the aggregate amount of cash (excluding any payments of accrued and unpaid interest) that would have to be paid to purchase any and all of the validly tendered Pool 2 Notes of such series in such Amended Pool 2 Cash Offer does not exceed the maximum cash amount specified in the Amended Offer to Purchase. Comcast will terminate an Amended Pool 2 Exchange Offer for a given series of Pool 2 Notes if it terminates the Amended Pool 2 Cash Offer for such series of Pool 2 Notes, and Comcast will terminate the Amended Pool 2 Cash Offer for a given series of Pool 2 Notes if it terminates the Amended Pool 2 Exchange Offer for such series of Pool 2 Notes. The termination of an Amended Pool 2 Cash Offer for a series of Pool 2 Notes will not impact the Amended Pool 2 Exchange Offers for the other series of Pool 2 Notes. An Amended Pool 2 Cash Offer Completion Condition may not be waived by Comcast. If Comcast extends any Amended Pool 2 Cash Offer for a series of Pool 2 Notes for any reason, Comcast will extend the corresponding Amended Pool 2 Exchange Offer for such series of Pool 2 Notes.

If and when issued, the New 2037 Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New 2037 Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Comcast will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers and Amended Pool 2 Exchange Offers (together, the “Existing and Amended Exchange Offers”). Questions or requests for assistance related to the Existing and Amended Exchange Offers or for additional copies of the Amended Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents and Amended Exchange Offer Documents (the “Existing and Amended Exchange Offer Documents”) can be accessed at the following link: https://gbsc-usa.com/eligibility/comcast

Cash Offers

Comcast today announced the preliminary expiration date results of its seven separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2025 (the “Original Offer to Purchase”), the certification instructions letter (the “Certification Instructions Letter”) and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery” which, together with the Offer to Purchase and the Certification Instructions Letter, constitute the “Tender Offer Documents” and, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not Exchange Offer Eligible Holders (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers are required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

Unless otherwise defined herein, capitalized terms used under the heading “Cash Offers” related to the Cash Offers have the respective meanings assigned thereto in the Tender Offer Documents.

The tables below indicate, among other things, the aggregate principal amount of each series of Old Notes validly tendered for purchase and not validly withdrawn at or prior to the Cash Offer Expiration Date in connection with Comcast’s offer to purchase any and all of its outstanding notes listed below:

Pool 1 Notes

Acceptance Priority Level	Title of Series of Old Notes	CUSIP	Principal Amount Outstanding (mm)	Aggregate Principal Amount Tendered	Principal Amount Tendered by the Expiration Date	Principal Amount Tendered Subject to Guaranteed Delivery
1	5.350% Notes due 2027	20030N EA5	$750	$41,510,000	$41,510,000	-
2	3.150% Notes due 2028	20030N CA7	$1,650	$125,099,000	$125,099,000	-
3	3.550% Notes due 2028	20030N CH2	$1,000	$82,534,000	$79,882,000	$2,652,000
4	3.300% Notes due 2027	20030N DK4	$800	$27,157,000	$27,157,000	-
5	5.100% Notes due 2029	20030N EH0	$750	$29,654,000	$29,654,000	-

Pool 2 Notes

Acceptance Priority Level	Title of Series of Old Notes	CUSIP	Principal Amount Outstanding (mm)	Aggregate Principal Amount Tendered(1)	Principal Amount Tendered by the Expiration Date	Principal Amount Tendered Subject to Guaranteed Delivery
1	4.150% Notes due 2028	20030N CT6	$3,975	$228,506,000	$228,506,000	-
2	4.550% Notes due 2029	20030N ED9	$1,000	$62,587,000	$62,587,000	-

As the aggregate principal amount of each series of Pool 1 Notes validly tendered for purchase and not validly withdrawn at or prior to the Cash Offer Expiration Date is less than the Maximum Pool 1 Consideration Amount (as defined in the Original Offer to

Purchase), subject to the satisfaction or waiver of the conditions of the Cash Offers described in the Offer to Purchase, Comcast expects to accept for purchase all such Pool 1 Notes validly tendered for purchase and not validly withdrawn at or prior to the Cash Offer Expiration Date. The actual aggregate principal amount that will be payable on the Cash Offer Settlement Date for such Pool 1 Notes is subject to change, based on the amount of Pool 1 Notes delivered pursuant to the Guaranteed Delivery Procedures.

Comcast has amended the terms and conditions of the Cash Offers for the 2028 Notes and 2029 Notes (the “Amended Pool 2 Cash Offers”). The Amended Pool 2 Cash Offers consist of two separate private offers to purchase any and all of Pool 2 Notes on the terms and subject to the conditions set forth in the Original Offer to Purchase as supplemented by the Supplement to the Offer to Purchase dated September 29, 2025 (as supplemented, the “Amended Offer to Purchase”), the Certification Instructions Letter and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery” which, together with the Amended Offer to Purchase and the Certification Instructions Letter, constitute the “Amended Cash Offer Documents”). Holders of Pool 2 Notes participating in the Amended Pool 2 Cash Offers will be required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

The Amended Pool 2 Cash Offers will each expire at 5:00 p.m. (Eastern time) on October 3, 2025, unless extended or earlier terminated (such date and time with respect to an Amended Pool 2 Cash Offer, as the same may be extended with respect to such Amended Pool 2 Cash Offer, the “Amended Pool 2 Cash Offer Expiration Date”). Pool 2 Notes tendered for purchase may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on October 3, 2025, unless extended or earlier terminated (such date and time with respect to an Amended Pool 2 Cash Offer, as the same may be extended with respect to such Amended Pool 2 Cash Offer, the “Amended Pool 2 Cash Offer Withdrawal Date”), but not thereafter, unless extended by Comcast. The “Amended Pool 2 Cash Offer Settlement Date” with respect to an Amended Pool 2 Cash Offer will be promptly following the Amended Pool 2 Cash Offer Expiration Date and is expected to be October 9, 2025.

On the terms and subject to the conditions set forth in the Amended Cash Offer Documents, Comcast is offering to purchase any and all the Pool 2 Notes:

Acceptance Priority Level(1)	Title of Series of Pool 2 Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Total Consideration(2)
1	4.150% Notes due 2028	20030N CT6	$3,975	$1,007.68
2	4.550% Notes due 2029	20030N ED9	$1,000	$1,020.42

(1)	Subject to the satisfaction or waiver of the conditions of the Cash Offers described in the Amended Offer to Purchase, including if the Maximum Pool 2 Total Consideration Condition (as defined below) is not satisfied with respect to both series of Pool 2 Notes, Comcast will accept each series of Pool 2 Notes for purchase in the order of their respective Acceptance Priority Level for such series as set forth specified in the tables above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 2 being the lowest Acceptance Priority Level), such that the aggregate

Total Consideration, excluding the Accrued Coupon Payment (as defined below), payable for the Pool 2 Notes purchased in the Amended Pool 2 Cash Offers results in an amount not exceeding the Amended Maximum Pool 2 Total Consideration Amount. It is possible that the 2028 Notes will not be accepted for purchase even if the 2029 Notes are accepted for purchase.

(2)	The Total Consideration for each series of Pool 2 Notes is the same price as determined for that series of Pool 2 Notes on September 26, 2025, prior to the amendments to the Cash Offer for Pool 2 Notes. The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

Upon the terms and subject to the conditions set forth in the Amended Tender Offer Documents, Cash Offer Eligible Holders who (i) validly tender, and do not validly withdraw, Pool 2 Notes at or prior to the Amended Pool 2 Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery at or prior to the Amended Pool 2 Cash Offer Expiration Date and validly tender their Pool 2 Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Amended Pool 2 Cash Offer Expiration Date (such date and time with respect to an Amended Pool 2 Cash Offer, as the same may be extended with respect to such Amended Pool 2 Cash Offer, the “Amended Pool 2 Cash Offer Guaranteed Delivery Date”) pursuant to the Guaranteed Delivery Procedures, and whose Pool 2 Notes are accepted for purchase by Comcast, will receive the applicable Total Consideration for each $1,000 principal amount of Pool 2 Notes, which will be payable in cash.

Pool 2 Notes that were validly tendered at or prior to the original Cash Offer Expiration Date for the original Cash Offers for the Pool 2 Notes and not validly withdrawn at or prior to the original Cash Offer Withdrawal Date for such Cash Offers will remain valid and will not be automatically withdrawn in connection with the amendment to the Cash Offers for the Pool 2 Notes. Holders may withdraw such tendered Pool 2 Notes at or prior to the Amended Pool 2 Cash Offer Withdrawal Date.

Pool 2 Notes that were subject to a Cash Offer Notice of Guaranteed Delivery delivered (together with all other required documents) to the Tender Agent at or prior to the original Cash Offer Expiration Date for the original Cash Offers may, but are not required to, be validly tendered at or prior to the Amended Pool 2 Cash Offer Guaranteed Delivery Date using the Guaranteed Delivery Procedures.

Subject to the satisfaction or waiver of the conditions of the Amended Pool 2 Cash Offers described in the Amended Offer to Purchase, Comcast will, in accordance with the Acceptance Priority Levels, accept for purchase all Notes of each series of Pool 2 Notes validly tendered and not validly withdrawn, so long as (1) the Total Consideration for all validly tendered and not validly withdrawn Notes of such series, plus (2) if applicable, the Total Consideration for all validly tendered and not validly withdrawn Notes of a series having a higher Acceptance Priority Level than such series is equal to, or less than, the Amended Maximum Pool 2 Total Consideration Amount (as defined below); provided, however, that Comcast may: (x) waive the Maximum Pool 2 Total Consideration Condition with respect to an Amended Pool 2 Cash Offer and accept all Pool 2 Notes of the series sought in such Amended Pool 2 Cash Offer, and, if applicable, accept all Notes of a series of Notes sought in an Amended Pool 2 Cash Offer with a higher Acceptance Priority Level, validly tendered and not validly withdrawn; or (y) skip an Amended Pool 2 Cash Offer for a series of Pool 2 Notes that would have caused the Amended Maximum Pool 2 Total Consideration Amount to be exceeded and purchase all Notes of a series in an Amended Pool 2 Cash Offer having a lower Acceptance Priority Level so long as Comcast is able to purchase the full amount of validly tendered and not validly withdrawn Notes in such Amended Pool 2 Cash Offer without exceeding the Amended Maximum Pool 2 Total Consideration Amount. Subject to applicable law, Comcast may waive the Maximum Pool 2 Total Consideration Condition or increase the Amended Maximum Pool 2 Total Consideration Amount at any time.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Pool 2 Notes are accepted for purchase will be paid accrued and unpaid interest on such Pool 2 Notes from and including the immediately preceding interest payment date for such Pool 2 Notes to, but excluding, the Amended Pool 2 Cash Offer Settlement Date (the “Accrued Coupon Payment”). Interest will cease to accrue on the Amended Pool 2 Cash Offer Settlement Date for all Pool 2 Notes accepted in the Amended Pool 2 Cash Offers, including those Pool 2 Notes tendered through the Guaranteed Delivery Procedures.

Comcast’s obligation to accept any series of Pool 2 Notes tendered in the Amended Pool 2 Cash Offers is subject to the satisfaction of certain conditions applicable to the Amended Pool 2 Cash Offer for such series as described in the Amended Offer to Purchase, including the Maximum Pool 2 Total Consideration Condition (as defined below) and the applicable Amended Pool 2 Exchange Offer Completion Condition. Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Amended Pool 2 Cash Offer, other than conditions described by Comcast as non-waivable.

Comcast’s obligation to complete an Amended Pool 2 Cash Offer with respect to a particular series of Pool 2 Notes validly tendered is conditioned on aggregate Total Consideration, excluding the Accrued Coupon Payment, payable for the Pool 2 Notes purchased in the Amended Pool 2 Cash Offers not to exceed $600 million (the “Amended Maximum Pool 2 Total Consideration Amount”). Comcast’s obligation to complete an Amended Pool 2 Cash Offer with respect to a particular series of Pool 2 Notes validly tendered is conditioned on the Amended Maximum Pool 2 Total Consideration Amount being sufficient to pay the Total Consideration, excluding the Accrued Coupon Payment, for all validly tendered Pool 2 Notes of such series (after accounting for all validly tendered Pool 2 Notes of the higher Acceptance Priority Level) (the “Maximum Pool 2 Total Consideration Condition”).

Comcast reserves the right, but is under no obligation, to increase the Amended Maximum Pool 2 Total Consideration Amount or waive the Maximum Pool 2 Total Consideration Condition, in its sole discretion subject to applicable law, with or without extending the Amended Pool 2 Cash Offer Withdrawal Date. No assurance can be given that Comcast will increase the Amended Maximum Pool 2 Total Consideration Amount

or waive the Maximum Pool 2 Total Consideration Condition. If Cash Offer Eligible Holders tender more Pool 2 Notes in the Amended Pool 2 Cash Offers than they expect to be accepted for purchase based on the Amended Maximum Pool 2 Total Consideration Amount and Comcast subsequently accepts more than such Cash Offer Eligible Holders expected of such Pool 2 Notes tendered as a result of an increase of the Amended Maximum Pool 2 Total Consideration Amount, such Cash Offer Eligible Holders may not be able to withdraw any of their previously tendered Pool 2 Notes. Accordingly, Cash Offer Eligible Holders should not tender any Pool 2 Notes that they do not wish to be accepted for purchase.

Comcast’s obligation to complete any Amended Pool 2 Cash Offer with respect to a given series of Pool 2 Notes is conditioned on the completion of the corresponding Amended Pool 2 Exchange Offer for such series of Pool 2 Notes (with respect to each Amended Pool 2 Cash Offer, the “Amended Pool 2 Exchange Offer Completion Condition”). Comcast will terminate the Amended Pool 2 Cash Offer for a given series of Pool 2 Notes if it terminates the Amended Pool 2 Exchange Offer for such series of Pool 2 Notes, and it will terminate the Amended Pool 2 Exchange Offer for a given series of Pool 2 Notes if it terminates the Amended Pool 2 Cash Offer for such series of Pool 2 Notes. The termination of an Amended Pool 2 Exchange Offer for a series of Pool 2 Notes will not impact the Amended Pool 2 Cash Offer for the other series of Pool 2 Notes. If Comcast extends the Amended Pool 2 Exchange Offer for a series of Pool 2 Notes for any reason, Comcast will extend the corresponding Amended Pool 2 Cash Offer for such series of Pool 2 Notes. The Amended Pool 2 Exchange Offer Completion Condition cannot be waived by Comcast.

Global Bondholder Services Corporation is acting as the Information Agent and the Tender Agent for the Cash Offers and the Amended Pool 2 Cash Offers (together, the “Existing and Amended Cash Offers”). Questions or requests for assistance related to the Existing and Amended Cash Offers or for additional copies of the Tender Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Existing and Amended Cash Offers. The Tender Offer Documents and Amended Tender Offer Documents (together, the Existing and Amended Tender Offer Documents”) can be accessed at the following link: https://www.gbsc-usa.com/comcast

Comcast refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers” and Amended Pool 2 Exchange Offers and the Amended Pool 2 Cash Offers, collectively, as the “Amended Offers.”

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any of the securities described herein. The Existing and Amended Exchange Offers are being made solely pursuant to the Original Offering Memorandum and Amended Offering Memorandum, as applicable, and related documents and the Existing and Amended Cash Offers are being made solely pursuant to the Original Offer to Purchase and Amended Offer to Purchase, as applicable, and related documents. The Offers and Amended Offers are not being made to holders of Pool 2 Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers and the Amended Offers to be made by a licensed broker or dealer, the Offers and the Amended Offers will be deemed to be made on behalf of Comcast by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The Existing and Amended Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the Exchange Offer Documents and Amended Exchange Offer Documents were only made available, to holders of Pool 2 Notes (1) that are either (a) “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada, who are “accredited investors” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that are not individuals unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (the “Exchange Offer Eligible Holders”). Only Exchange Offer Eligible Holders who completed and returned the eligibility certification are authorized to receive or review the Original Offering Memorandum or Amended Offering Memorandum or to participate in the Exchange Offers and Amended Pool 2 Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the Original Offering Memorandum or Amended Offering Memorandum.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking Statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission and the “Risk Factors” contained in the Original Offering Memorandum, the Amended Offering Memorandum, the Original Offer to Purchase and the Amended Offer to Purchase for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

Investor Contacts:
Marci Ryvicker (215) 286-4781
Jane Kearns (215) 286-4794
Marc Kaplan (215) 286-6527

Press Contacts:
Jennifer Khoury (215) 286-7408
John Demming (215) 286-8011

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